UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuit to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FG MERGER II CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SUPPLEMENT TO

PROXY STATEMENT FOR SPECIAL MEETING OF

STOCKHOLDERS OF FG MERGER II CORP.
DATED MAY 12, 2026

PROPOSED MERGER — YOUR VOTE IS VERY IMPORTANT

Dear Stockholders of FG Merger II Corp:

You have previously received definitive proxy materials dated May 12, 2026 (the “Proxy Statement/Prospectus”) in connection with the Special Meeting of FG Merger II Corp., a Nevada corporation (“FGMC,”), to be held on June 9, 2026 at 10:00 A.M., Eastern time, via virtual meeting format. The purpose of this document (the “Supplement”) is to supplement the Proxy Statement/Prospectus with an updated proxy card which conforms to the text in the Proxy Statement/Prospectus, as follows:

PROXY CARD

FG MERGER II CORP.

104 S. Walnut Street, Unit 1A

Itasca, Illinois 60143

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

FG MERGER II CORP.

The undersigned appoints Larry G. Swets, Jr. and Hassan R. Baqar as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of FG Merger II Corp. common stock as of the record date of May 1, 2026 at the Special Meeting of Stockholders to be held on June 9, 2026, or any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the proxies’ discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the accompanying proxy statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED ‘‘FOR’’ PROPOSALS 1 THROUGH 6 BELOW.

FGMC Stockholder Proposal No. 1- The Business Combination Proposal-a proposal to approve and adopt the Merger Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

FGMC Stockholder Proposal No. 2-The Conversion Proposal- a proposal to convert from a Nevada corporation to a Texas corporation and to, in connection therewith, adopt and approve the Plan of Conversion, the Proposed Charter and the Proposed Bylaws. A vote in favor of the Conversion Proposal is a vote to authorize and approve the Reincorporation and the Plan of Conversion, which includes adopting the Texas Certificate of Formation and

Bylaws, which are attached to the accompanying joint proxy statement/prospectus as Annexes B-2 and B-3, respectively.

☐ FOR	☐ AGAINST	☐ ABSTAIN

FGMC Stockholder Proposal No. 3-The Governance Proposals-on a non-binding advisory basis, the following proposals with respect to certain governance provisions in the Proposed Charter and the Proposed Bylaws, which are being presented separately in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions:

• FGMC Stockholder Proposal No. 3A- Under the Proposed Charter, the Combined Company will be authorized to issue 1,310,000,000 number of shares of capital stock as set forth in the Proposed Charter, consisting of (i) 900,000,000 shares of Class A common stock, par value $0.0001 per share, (ii) 275,000,000 shares of Class B common stock, par value $0.0001 per share, (iii) 110,000,000 shares of Merger Preferred stock, par value as $0.0001, and (iv) 25,000,000 shares of preferred stock, par value as $0.0001, as opposed to FGMC being authorized to authorized to issue 104,000,000 shares, consisting of (a) 100,000,000 shares of common stock, par value $0.0001 per share and (b) 4,000,000 shares of preferred stock, par value $0.001 per share;

☐ FOR	☐ AGAINST	☐ ABSTAIN

• FGMC Stockholder Proposal No. 3B- Under the Proposed Charter, holders of shares of Combined Company Class A Common Stock will be entitled to cast one vote per share of Combined Company Class A Common Stock, and holders of shares of Combined Company Class B Common Stock will be entitled to cast ten (10) votes per share of Combined Company Class B Common Stock on all matters on which stockholders are generally entitled to vote, as opposed to FGMC Common Stock being entitled to one vote per share of FGMC Common Stock;

☐ FOR	☐ AGAINST	☐ ABSTAIN

• FGMC Stockholder Proposal No. 3C- Under the Proposed Charter, the board of directors of the Combined Company will be comprised of not less than two (2) and not more than nine (9) directors, with the exact number of directors to be determined from time to time by the board of directors, as opposed to FGMC’s board of directors having the power to fix the number of directors; and

☐ FOR	☐ AGAINST	☐ ABSTAIN

• FGMC Stockholder Proposal No. 3D- Unless the Combined Company consents in writing to the selection of an alternative forum, the Southern District of Texas in the State of Texas shall be the sole and exclusive forum for all actions arising outside of the Securities Act, as opposed to FGMC having the Eighth Judicial District Court of Clark County in the State of Nevada as the sole and exclusive forum;.

☐ FOR	☐ AGAINST	☐ ABSTAIN

FGMC Stockholder Proposal No. 4-The Director Election Proposal-a proposal to elect five directors who, upon consummation of the Business Combination, will be the directors of the Combined Company:

Paolo Tiramani	☐ FOR	☐ WITHHOLD
Galiano Tiramani	☐ FOR	☐ WITHHOLD
Morris A. Davis	☐ FOR	☐ WITHHOLD
Zvi Yemini	☐ FOR	☐ WITHHOLD
Larry Swets, Jr.	☐ FOR	☐ WITHHOLD

FGMC Stockholder Proposal No. 5-The Stock Issuance Proposal-a proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq, the issuance of shares of Combined Company Common Stock pursuant to the Merger Agreement;

☐ FOR	☐ AGAINST	☐ ABSTAIN

FGMC Stockholder Proposal No. 6-  The Incentive Plan Proposal — to consider and vote upon a proposal to approve the 2026 Omnibus Incentive Plan, which is attached to the accompanying joint proxy statement/prospectus as Annex D.

☐ FOR	☐ AGAINST	☐ ABSTAIN

FGMC Stockholder Proposal No. 7-The FGMC Adjournment Proposal-a proposal to approve the adjournment of the FGMC Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the FGMC Special Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.

Except as expressly amended or supplemented by this Supplement, all information contained in the Proxy Statement/Prospectus continues to apply and should be read in its entirety.

This Supplement is Dated May 20, 2026